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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Input/Output, Inc. on Form S-8 of our report dated November 17, 2003, relating to the consolidated financial statements of GX Technology Corporation, appearing in the Form 8-K of Input/Output, Inc. filed on May 11, 2004.

/s/ DELOITTE & TOUCHE LLP

Houston, Texas
June 10, 2004